Supplement to the
Strategic Advisers® Emerging Markets Fund
April 29, 2024
Summary Prospectus

The Board of Trustees has approved, subject to shareholder approval, a new sub-advisory agreement with Fidelity Diversifying Solutions LLC (FDS) and new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited on behalf of the fund.  A meeting of the shareholders of the fund is expected to be held in the third quarter of 2024, to vote on the agreements. If approved, the new agreements will take effect on or about the day following the shareholder approval.
The foregoing is not a solicitation of any proxy. Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).

SAE-SUSTK-0424-104 1.9879803.104	April 29, 2024